Exhibit 10.10

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) dated as of May 13, 2025, is made by and among 5E Advanced Materials, Inc., a company incorporated under the laws of the State of Delaware (the “Company”) and LAZARUS SECURITIES PTY LTD, an Australian Company (“Subscriber”).

WHEREAS, Subscriber desires to invest in Common Stock of the Company through this Agreement.

WHEREAS, Subscriber shall subscribe to purchase its Subscription Shares at the Per Share Purchase Price, and the Company shall issue and sell the Subscription Shares to Subscriber in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Company, all, on the terms and conditions set forth herein; and

WHEREAS, the issue and sale of the Subscription Shares hereunder shall be made in reliance upon Section 4(a)(2) under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), Regulation S under the Securities Act, or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Definitions. Capitalized terms in this Agreement shall have the meanings given below:

“Affiliates” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

“Anti-Corruption Laws” are any laws, rules, or regulations relating to bribery or corruption, including without limitation the Foreign Corrupt Practices Act and UK Bribery Act.

“Anti-Terrorism Laws” are any laws, rules, regulations or orders relating to terrorism, sanctions or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, the laws, regulations, and orders administered by OFAC and the U.S. State Department, and similar applicable laws, regulations and directives imposed or enforced by the United Nations Security Council, European Union, United Kingdom and Australia.

“Blocked Person” is any Person: (a) listed in the annex to, or is otherwise the subject of Executive Order No. 13224; (b) a Person owned or controlled by, or acting for or on behalf of,

any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (c) a Person with which any party is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; or (e) a Person that is named on any OFAC List or other similar list.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of New York.

“Code” means the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fort Cady Borate Project” means the Company’s mining project in San Bernardino County, California, as described in the Company SEC Documents (as defined below).

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), any securities exchange and any self-regulatory organization.

“Intellectual Property” means all the right, title and interest of the Company or any of its Subsidiaries in and to the following: (a) its Copyrights, Trademarks and Patents; (b) any and all trade secrets, trade secret rights and corresponding rights in confidential information and other non-public or proprietary information (whether or not patentable), including, without limitation, any rights to unpatented inventions, know-how, operating manuals; ideas, formulas, compositions, inventor’s notes, discoveries and improvements, manufacturing and production processes and techniques, testing information, research and development information, invention disclosures,

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unpatented blueprints, drawings, specifications, designs, plans, proposals and technical data, business and marketing plans, market surveys, market know-how and customer lists and information; (c) any and all Technology, including Software; (d) any and all design rights which may be available to the Company or any of its Subsidiaries; (e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and (f) any and all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made under the Code, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Person’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Knowledge” means to the “best of” the Company’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

“Law” means any federal, state, local, or foreign law (including common law), statute, code, ordinance, rule, regulation, order, ruling, or judgment, in each case, that is validly adopted, promulgated, issued, or entered by a governmental authority of competent jurisdiction (including the United States Bankruptcy Court).

“Major Holders” means BEP Special Situations IV LLC, Meridian Investments Corporation and Ascend Global Investment Fund SPC, for and on behalf of Strategic SP, and their respective Affiliates.

“Material Adverse Effect” means, with respect to any event, occurrence or condition, (a) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated by this Agreement, (b) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (c) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (other than as arising from, or relating to, the failure by Subscriber or its respective Affiliates to perform their obligations under this Agreement); provided, however, that the determination of whether, there has been or will be a Material Adverse Effect shall not include any event, circumstance, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) any change, or proposed change in, or change in the interpretation of, any Law or accounting rules, including GAAP; (ii) events or conditions generally affecting the industries or geographic areas in which the Company operates; (iii) general economic, financial, credit, or political conditions, including changes in the credit, debt, securities, financial markets in general; (iv) any geopolitical conditions, outbreak of hostilities, civil unrest or similar disorder, acts of war (whether or not declared), sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, any other natural or man-made disaster or acts of God, weather conditions, epidemics, pandemics and other force majeure events (including any

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escalation or general worsening thereof); (v) general changes in the price of the Company’s Common Stock or other securities; (vi) delay or failure in obtaining, or revocation of, franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority (including without limitation any delay or failure with respect to any authorization or modification to any permit with the US Environmental Protection Agency); (vii) any failure by the Company to meet any internal or published projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position; or (viii) any matters, facts, or disclosures set forth in the Company SEC Documents.

“Material Agreement” is any license, agreement or other contractual arrangement required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act or the Exchange Act, as may be amended; provided, however, that “Material Agreements” shall exclude all real estate leases and all employee or director compensation agreements, arrangements or plans, or any amendments thereto.

“Patents” means all patents, patent applications and like protections including improvements, divisions, continuations, continuations-in-part, renewals, reissues, re-examination certificates, utility models, extensions and continuations-in-part of the same.

“Per Share Purchase Price” means USD $3.55 per Subscription Share.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Principal Market” means the Nasdaq Stock Market (including the Capital Market, Global Market and/or the Global Select Market).

“Purchase Price” means the product of (x) the Per Share Purchase Price and (y) the number of Subscription Shares.

“Registrable Securities” means all Subscription Shares purchased by Subscriber hereunder, other than Subscription Shares that Subscriber confirms in writing it does not want to be included for registration on the Registration Statement (as defined in Section 8 of this Agreement). “Registrable Securities” also includes any shares of capital stock issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities upon the earliest to occur of the following: (i) such securities have been disposed of or otherwise transferred (other than by Subscriber to its Affiliate); (ii) such securities are eligible for sale under Rule 144 under the Securities Act (but without volume or other restrictions or limitations as to manner or timing of sale imposed on the holder of such securities pursuant to Rule 144(b)(2)); or (iii) such securities are no longer outstanding.

“Regulation D” means the provisions of Regulation D promulgated under the Securities Act.

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“Requirement of Law” means as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means any of the President, Chief Executive Officer, Treasurer or Chief Financial Officer of the Company acting alone.

“SEC” means the U.S. Securities and Exchange Commission.

“Software” means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source or object code; (b) databases and compilations in any form, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, including Internet web sites, web content and links, source code, object code, operating systems and specifications, data, databases, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, development tools, library functions, compilers, and data formats, all versions, updates, corrections, enhancements and modifications thereof, and (d) all related documentation, user manuals, training materials, developer notes, comments and annotations related to any of the foregoing.

“Solvent” means, with respect to any Person, that (a) the fair salable value of such Person’s consolidated assets exceeds the fair value of such Person’s liabilities, (b) the fair salable value of such Person’s consolidated property exceeds the fair value of such Person’s liabilities, (c) such Person is not left with unreasonably small capital giving effect to the transactions contemplated by this Agreement, and (d) such Person is able to pay its debts (including trade debts) as they become due (whether at maturity or otherwise) (without taking into account any forbearance and extensions related thereto).

“Subscription Shares” means 194,930 shares of Common Stock.

“Subsidiary” is, with respect to any Person, any Person of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries.

“Taxes” means all present or future taxes, VAT, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Technology” means, collectively, all Software, information, designs, formulae, algorithms, procedures, methods, techniques, ideas, know-how, research and development, technical data, programs, subroutines, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, works of authorship and other similar materials, and all recordings, graphs,

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drawings, reports, analyses, and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein, and all related technology, that are used in, incorporated in, embodied in, displayed by or relate to, or are used in connection with the foregoing.

“Trademarks” means any trademarks, service mark rights, trade names and other identifiers indicating the business or source of goods or services, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Company and each of its Subsidiaries connected with and symbolized by such trademarks.

“VAT” means: (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere, including, for the avoidance of doubt, the goods and services tax under the Australian A New Tax System (Goods and Services Tax) Act 1999.

2.
Subscription. Upon the terms, and subject to the conditions, of this Agreement, the Company shall issue and sell to Subscriber, and Subscriber shall purchase, the Subscription Shares from the Company for the Purchase Price.
3.
Closing; Delivery of Shares.
(a)
The closing of the sale and purchase of the Subscription Shares (the “Closing”) shall occur on the third Business Day after the date of this Agreement (such date the Closing actually occurs being the “Closing Date”). No later than 5:00 p.m. (Eastern time) on the Closing Date, Subscriber shall pay (or cause the payment) to the Company the Purchase Price in cash in immediately available funds to the bank account notified by the Company to Subscriber in writing at least two Business Days prior to the Closing Date and transmit notification to the Company that such irrevocable funds transfer has been initiated. Substantially concurrently with the Closing, the Company will, or will cause its transfer agent to, issue and electronically deliver the Subscription Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under state or federal securities laws), in the name of Subscriber (or its respective nominees in accordance with instructions Subscriber delivers regarding the Subscription Shares) or to a custodian designated by Subscriber, as applicable, or by such other means of delivery as may be mutually agreed upon by the parties hereto. The Company shall deliver evidence from the Company’s transfer agent of the issuance to Subscriber of Subscriber’s Subscription Shares (in book entry form) on and as of the Closing Date, as promptly as practicable after the Closing Date (and in any case, no later than the Business Day after the Closing Date).
(b)
Each of the Company and Subscriber shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated by this Agreement.
4.
Conditions to Closing of the Company. The Company’s obligations to sell and issue Subscription Shares to Subscriber at the Closing are subject to the fulfilment or (to the extent

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permitted by any Requirement of Law) written waiver by the Company, on or prior to the Closing, of each of the following conditions:
(a)
There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority, Law, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by this Agreement.
(b)
Payment of the Purchase Price to the Company in cash in immediately available funds to the bank account notified by the Company or notification to the Company that such irrevocable funds transfer has been initiated.
5.
Conditions to Closing of Subscriber. Subscriber’s obligation to subscribe for and purchase Subscription Shares is subject to the fulfilment or (to the extent permitted by any Requirement of Law) written waiver by Subscriber of each of the following conditions:
(a)
The Subscription Shares to be sold by the Company pursuant to this Agreement shall have been approved for listing on the Principal Market, subject to official notice of issuance. Further, there shall be no suspension of the qualification of the Common Stock for offering or sale or trading on the Principal Market and no initiation of any proceedings for any of such purposes or delisting shall have occurred.
(b)
The representations, warranties, and requirements in Sections 6(a), 6(b)(i), and 6(d) shall be true, accurate and complete in all respects on the Closing Date. The representations and warranties in Sections 6(b)(ii) and 6(b)(iii) shall be true, accurate and complete in all respects on the Closing Date, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)
There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority, Law, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by this Agreement.
6.
Company Representations and Warranties. The Company represents and warrants to Subscriber, as of the date hereof and as of the Closing Date, that:
(a)
Due Organization. The Company and each of its Subsidiaries is duly existing and in good standing in its jurisdictions of organization or formation. The Company and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its businesses or its ownership of property requires that it be so qualified except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(b)
Authorization; Power and Authority. The execution, delivery and performance by the Company of this Agreement has been duly authorized, and does not (i) conflict with the organizational documents of the Company or its Subsidiaries, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree,

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determination or award of any Governmental Authority by which the Company and its Subsidiaries, or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Authority (except such governmental approvals which have already been obtained and are in full force and effect), or (v) constitute an event of default or material breach under any Material Agreement to which the Company or any of its Subsidiaries, or any of their respective properties, is bound.
(c)
No Default. Neither the Company nor any of its Subsidiaries is in default or material breach under any Material Agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Effect.
(d)
Authorization. The Subscription Shares under this Agreement will be, when issued and delivered against payment therefor as provided herein, duly and validly authorized and issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights.
(e)
Subsidiaries’ Equity Interests. All of the issued ownership interests of each of the Subsidiaries of the Company are duly authorized and validly issued, fully paid, nonassessable, and directly owned by the Company or its applicable Subsidiary and are free and clear of all liens that could reasonably be expected to have a Material Adverse Effect and not subject to any preemptive rights, rights of first refusal, option, warrant, call, subscription, and similar rights, other than as required by law.
(f)
No Australia Operations. Each of the Company and its Subsidiaries are not an Australian land corporation and does not carry on a national security business, as defined in the Foreign Acquisitions and Takeovers Act 1975 (Cth) and Foreign Acquisition and Takeovers Regulation 2015 (Cth), and does not hold any mining tenements (including exploration tenements) or mining project in Australia.
(g)
Litigation. Except as otherwise set forth in the Company SEC Documents, there are no actions, suits, investigations, or proceedings pending or, to the Knowledge of the Responsible Officers, threatened in writing by or against the Company or any of its Subsidiaries involving more than $1,000,000.
(h)
No Broker’s Fees. None of the Company nor any of its Subsidiaries are party to any contract, agreement or understanding with any Person that would give rise to a valid claim against Subscriber for a brokerage commission, finder’s fee or like payment in connection with this Agreement and the transactions contemplated by this Agreement (other than as disclosed in this Agreement).
(i)
Financial Statements; No Material Adverse Effect. All consolidated financial statements for the Company and its consolidated Subsidiaries, filed by it with the SEC fairly present, in conformity with GAAP, and in all material respects the consolidated financial condition of the Company and its consolidated Subsidiaries, and the consolidated results of operations of the Company and its consolidated Subsidiaries as of and for the dates presented.

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Except as otherwise set forth in the Company SEC Documents, since June 30, 2024, there has not been any Material Adverse Effect.
(j)
No General Solicitation. Neither the Company nor any of its Subsidiaries or any of their Affiliates (as defined in Rule 501(b) of Regulation D) or any person or entity acting on its or their behalf has, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Subscription Shares in a manner that would require registration of the Subscription Shares under the Securities Act.
(k)
Solvency. The Company and each of its Subsidiaries, when taken as a whole, upon consummation of the transactions contemplated by this Agreement will be Solvent.
(l)
No Registration Required. Assuming the accuracy of the representations and warranties of Subscriber contained in Section 7(b), the issuance and sale of the Subscription Shares pursuant to this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor, to the Knowledge of the Company, any authorized representative or other agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.
(m)
SEC Reports. Except for the Company’s Form 10-K/A filed with the SEC on October 31, 2022, all forms, registration statements, reports, schedules and statements filed or required to be filed by the Company under the Exchange Act or the Securities Act (all such documents, including the exhibits thereto, collectively the “Company SEC Documents”) have been filed with the SEC on a timely basis. The Company SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied as to form in all material respects with the applicable requirements of the Exchange Act and/or the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) with respect to the Company Financial Statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Regulation S-X), and (v) with respect to the Company Financial Statements, fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. PricewaterhouseCoopers LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
(n)
Internal Controls. The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of

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the board of directors of the Company (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
(o)
Disclosure Controls and Procedures. The Company has established and maintains, and at all times since March 15, 2022, except as disclosed in the Company SEC Documents as of the date hereof, has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) that are (i) designed to provide reasonable assurance that material information relating to the Company, including its Subsidiaries, that is required to be disclosed by the Company in the reports that it furnishes or files under the Exchange Act is reported within the time periods specified in the rules and forms of the SEC and that such material information is communicated to the Company’s management to allow timely decisions regarding required disclosure and (ii) sufficient to provide reasonable assurance that (A) transactions are executed in accordance with the Company management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, consistently applied, and to maintain accountability for assets, (C) access to assets is permitted only in accordance with the Company management’s general or specific authorization and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over, and procedures relating to, financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. Since March 15, 2022, except as disclosed in the Company SEC Documents as of the date hereof, there has not been any fraud, whether or not material, that involves management or other employees of the Company or any of its Subsidiaries who have a significant role in the Company’s internal controls over financial reporting. As of the date of this Agreement, to the Knowledge of the Company, there is no reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.
(p)
Regulatory Compliance. Neither the Company nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). The Company and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither the Company nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither the Company nor any of its Subsidiaries has violated any laws, order, ordinances or rules, the violation of which could reasonably be

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expected to have a Material Adverse Effect. Neither the Company’s nor any of its Subsidiaries’ properties or assets has been used by the Company or such Subsidiary or, to the Company’s Knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with material applicable laws. The Company and each of its Subsidiaries has obtained all material consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of the Company, any of its Subsidiaries, or any of the Company’s or its Subsidiaries’ Affiliates or any of their respective directors, officers, employees, or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law or Anti-Corruption Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law or Anti-Corruption Law, or (iii) is a Blocked Person. None of the Company, any of its Subsidiaries, or to the Knowledge of the Company and any of their Affiliates, any of their respective directors, officers, employees, or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. The Company, its Subsidiaries and Affiliates, and to the Knowledge of the Company each of their respective directors, officers, employees, or agents are and have been in compliance with all applicable Anti-Terrorism Laws and Anti-Corruption Laws.

(q)
Investments. Except as disclosed in the Company SEC Documents, neither the Company nor any of its Subsidiaries owns any stock, shares, partnership interests or other equity securities.
(r)
Tax Returns and Payments. The Company and each of its Subsidiaries have timely filed all required material tax returns and reports (or extensions thereof), and the Company and each of its Subsidiaries, have timely paid all material foreign, federal, state, and local Taxes, assessments, deposits and contributions owed by the Company and such Subsidiaries in an amount greater than $200,000, in all jurisdictions in which the Company or any such Subsidiary is subject to Taxes, including the United States and Australia, unless such Taxes are being contested in accordance with the next sentence. The Company and each of its Subsidiaries, may defer payment of any contested Taxes; provided, that the Company or such Subsidiary (i) in good faith contests its obligation to pay the Taxes by appropriate proceedings promptly and diligently instituted and conducted; (ii) maintains adequate reserves or other appropriate provisions on its books in accordance with GAAP. Neither the Company nor any of its Subsidiaries is aware of any claims or adjustments proposed for any of the Company’s or such Subsidiary’s, prior Tax years which could result in additional Taxes in an amount greater than $200,000 becoming due and payable by the Company or its Subsidiaries.
(s)
Pension Contributions. The Company and each of its Subsidiaries have paid all material amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and neither the Company nor any of its Subsidiaries has, withdrawn from participation in, has permitted partial or complete termination

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of, or has permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of the Company or its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.
(t)
Full Disclosure. No written representation, warranty or other statement of the Company or any of its Subsidiaries in any certificate or written statement, when taken as a whole, given to Subscriber, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Subscriber, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized that projections and forecasts provided by the Company in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).
(u)
Title Ownership. Each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interest in, all of its real and personal property material to the operation of its business (including for the avoidance of doubt, all surface properties and associated mineral rights for the Fort Cady Borate Project), free and clear of liens except as described in the Company SEC Documents. All Inventory and Equipment is in all material respects of good and marketable quality, free from material defects.
(v)
Intellectual Property. The Company and its Subsidiaries are the sole owner of the Intellectual Property each respectively purports to own, free and clear of all liens and non-exclusive licenses for off-the-shelf software that are commercially available to the public. Each employee and contractor of the Company and its Subsidiaries involved in development or creation of any material Intellectual Property has assigned any and all inventions and ideas of such Person in and to such Intellectual Property to the Company or such Subsidiary, except where failure to do so could not reasonably be expected to have a Material Adverse Effect, in each case individually or in the aggregate. No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by the Company or any of its Subsidiaries or exist to which the Company or any of its Subsidiaries is bound that adversely affect its rights to own or use any Intellectual Property except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate.
(w)
Enforceability. This Agreement has been duly authorized by the Company and, upon the consummation of the transactions contemplated by this Agreement, shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with the terms of this Agreement, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(x)
Environmental Matters. The Company and its Subsidiaries are and have been in compliance with all laws (including common law), statutes, rules, regulations, ordinances, judgements, orders, or decrees relating to public or worker health and safety (to the extent relating to exposure to any toxic or hazardous substances, materials, or wastes), pollution or protection of the environment or natural resources (“Environmental Laws”) and all permits, licenses,

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certificates, authorizations, and other approvals required under Environmental Laws, unless the failure to do so has not resulted or would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have received any written notice of any violation of, or liability under, any Environmental Law, the subject of which is unresolved, and there are no pending, or to the Company’s Knowledge, threatened actions suits, investigations, or proceedings relating to a violation of, or liability under, Environmental Laws that has resulted or, if adversely determined, would, individually or in the aggregate, result in a Material Adverse Effect. There has been no release, treatment, storage, disposal of, exposure of any Person to, or ownership or operation of any contaminated by, any toxic or hazardous materials, substances, or wastes, in each case as has given or would give rise to liability of the Company or its Subsidiaries under Environmental Law, in each case that has resulted or would, individually or in the aggregate, result in a Material Adverse Effect.
(y)
No Suspension of Trading in or Delisting of Common Stock. The Common Stock is quoted for trading on the Principal Market. Except as disclosed in any Company SEC Document, the Company is not aware of any circumstances affecting the continued quotation of the Common Stock on the Principal Market and, has not received any written notice threatening the continued quotation of the Common Stock on the Principal Market.
7.
Subscriber Representations and Warranties. Each Subscriber, severally and not jointly, represents and warrants to the Company, as of the date hereof and as of the Closing Date, that:
(a)
Status. It is an entity duly organized, validly existing and in good standing under the laws of its state of formation or incorporation, as applicable, and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated by this Agreement and thereby have been duly authorized and require no other proceedings on its part. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of Subscriber. This Agreement has been duly executed and delivered by Subscriber and, assuming the execution and delivery hereof and acceptance thereof by other parties, will constitute the legal, valid and binding obligations of Subscriber, enforceable against it in accordance with its terms.
(b)
Nature of Investor.
(i)
Subscriber is either (A) an “accredited investor” as that term is defined in Rule 501(a) of Regulation D or (B) not a “U.S. person” as defined in Regulation S under the Securities Act. Subscriber agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Subscription Shares.
(ii)
Subscriber (A) is a sophisticated investor with the knowledge and experience in business and financial matters to enable Subscriber to independently evaluate the merits and risks, both in general and with regard to all transactions and investment strategies involving a security or securities and (B) has exercised independent judgment in evaluating its participation in the purchase of the Subscription Shares. Further, Subscriber is able to bear the economic risk and lack of liquidity of an investment in the Company and the risk of loss of its

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entire investment in the Company. Subscriber is acquiring the securities for its own account and not for the account of or benefit of any other person.
(iii)
Subscriber has been furnished with materials relating to the business, finances and operations of the Company and relating to the offer and sale of the Subscription Shares, as applicable, that have been requested by Subscriber. Subscriber or its representatives has been afforded the opportunity to ask questions of the Company or its representatives. Neither such inquiries nor any other due diligence investigations conducted at any time by Subscriber or its representatives shall modify, amend or affect Subscriber’s right (A) to rely on the Company’s representations and warranties contained in Section 6 above or (B) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Subscriber understands and acknowledges that its purchase of the Subscription Shares involves a high degree of risk and uncertainty. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Subscription Shares. Subscriber acknowledges that this Agreement is the result of arm’s-length negotiations between the Company and Subscriber.
(c)
No Public Offering. Subscriber understands that the Subscription Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act. Subject to the Company’s obligations following the Closing Date, as of the date of this Agreement, the Subscription Shares have not been registered under the Securities Act. Subscriber understands that the Subscription Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a Subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book entries representing such Subscription Shares shall contain a legend to such effect. Subscriber understands and agrees that the Subscription Shares will be subject to the foregoing transfer restrictions until the Company completes the registration and other obligations under this Agreement to register Subscriber’s Subscription Shares, and, as a result, Subscriber may not be able to readily resell its Subscription Shares and may be required to bear the financial risk of an investment in such Subscription Shares for a period of time, subject to Subscriber’s recission and specific performance rights, if the Company fails to complete its obligations under this Agreement. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of its Subscription Shares.
(d)
Reliance Upon such Purchaser’s Representations and Warranties. Subscriber understands and acknowledges that the Subscription Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth in this Agreement in (i) concluding that the issuance and sale of the Subscription Shares is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act,

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and (ii) determining the applicability of such exemptions and the suitability of Subscriber to purchase the Subscription Shares.
(e)
Sanctions. Subscriber is not: (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively, “OFAC Lists”), (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC Lists; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided, that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC Lists. Subscriber further represents and warrants that, to the extent required by applicable law, Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscription Shares, as applicable, were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

8.
Registration Rights.
(a)
The Company shall, within fifteen (15) Business Days after the Closing Date (the “Filing Deadline”), file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the Subscription Shares (the “Registration Statement”), and use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 40th day (or 70th day if the SEC notifies the Company that it will “review” the Registration Statement) following the earlier of (A) the filing of the Registration Statement and (B) the Filing Deadline and (ii) the 5th Business Day after the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such date, the “Effectiveness Deadline”); provided, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business and (ii) if the SEC is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days as the SEC remains closed. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to

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limitations on the use of Rule 415 of the Securities Act by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of shares of Common Stock which is equal to the maximum number of shares as is permitted by the SEC. In such event, the number of Subscription Shares and any other shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders, and as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, the Company shall file one or more new Registration Statement(s) (such new Registration Statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Subscription Shares and cause such Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than fifteen (15) days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to seventy (70) days after the filing of such Registration Statement if such Registration Statement is reviewed by, and comments thereto are provided from, the SEC; provided, further that the Company shall have such Registration Statement declared effective within ten (10) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further that (i) if such day falls on a Saturday, Sunday or other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business and (ii) if the SEC is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days as the SEC remains closed. Any failure by the Company to file a Registration Statement by the Filing Deadline or to effect the Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or effect a Registration Statement as set forth in this Section 8.
(b)
The Company’s obligation to register the resale of the Subscription Shares is subject to Subscriber furnishing to the Company at or substantially concurrently with the Closing Date a completed questionnaire in customary form reasonably required by the Company (the “Selling Stockholder Questionnaire”), the securities of the Company held by Subscriber and the intended method of disposition of the Subscription Shares as shall be reasonably requested by the Company to effect the registration of the Subscription Shares. The Company will provide a draft of the Registration Statement to Subscriber for review at least five (5) days in advance of filing the Registration Statement and shall in good faith consider Subscriber’s reasonable comments thereto, if any. Unless required under applicable laws and SEC rules, in no event shall Subscriber be identified as a statutory underwriter in the Registration Statement; provided, that if Subscriber is required to be so identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw its Subscription Shares from the Registration Statement. The Company agrees that, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company will use its commercially reasonable efforts to, at its expense, cause such Registration Statement to remain effective with respect to Subscriber with Subscription Shares registered on the Registration Statement, keep any qualification, exemption or compliance under state securities laws which the Company determines to obtain continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of, with respect to Subscriber, (i) the date on which all of Subscriber’s Subscription Shares shall have been sold, or (ii) on the first date on which

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Subscriber can sell all of its Subscription Shares under Rule 144 of the Securities Act without limitation as to volume or manner of sale. If the filing, initial effectiveness or continued use of a Registration Statement at any time would (a) require the Company to make an adverse disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (c) in the good faith judgment of the board of directors of the Company, be seriously detrimental to the Company and its holders of capital stock, (such circumstance, a “Suspension Event”) and it would therefore be essential to defer such filing, initial effectiveness or continued use at such time, the Company shall have the right, upon delivering prompt written notice to Subscriber of such action (which notice shall not specify the nature of the event giving rise to such delay or suspension), to delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 8(b), Subscriber agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the prospectus relating to any Registration Statement in connection with any sale or offer to sell Subscription Shares until Subscriber receives written notice from the Company that such sales or offers of Subscription Shares may be resumed, and in each case maintain the confidentiality of such notice and its contents, subject to (A) disclosure to Subscriber’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, and (B) disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential, and unless (x) such information is already known by Subscriber or publicly available or (y) Subscriber is otherwise required by law or subpoena to disclose such information.
(c)
Subscriber may deliver written notice (an “Opt-Out Notice”) to the Company requesting that Subscriber not receive notices from the Company otherwise required by Section 8(b); provided, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to Subscriber, and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 8(c)) and the related suspension period remains in effect, the Company will so notify Subscriber within one (1) Business Day of Subscriber’s notification to the Company by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.
(d)
In the case of the registration effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration. The Company shall advise Subscriber within five (5) Business Days:
(i)
when a Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

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(ii)
of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;
(iii)
of the receipt by the Company of any notification with respect to the suspension of the qualification of the Subscription Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
(iv)
subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (i) through (iv) above may constitute material, nonpublic information regarding the Company.

(e)
To the extent permitted by applicable law, in connection with any sale, assignment, distribution, transfer or other disposition of the Subscription Shares, the Company shall reasonably cooperate as needed to facilitate such sale, assignment, distribution, transfer or other disposition, including, if applicable and permitted (and subject to Subscriber and any assignee, distribute or transferee providing such representations or documentation as reasonably requested and required by the Company and its counsel), taking action to remove restrictive legends relating to the book entry position reflecting such Subscription Shares. The Company and Subscriber shall each be responsible for their own fees in connection with the foregoing.
(f)
The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable.
(g)
The parties hereto agree that if Subscriber does not deliver an Opt-Out Notice it will suffer damages if the Company fails to fulfill its obligations under this Section 8. The parties hereto further agree that this Section 8(g) shall only apply with regard to Registrable Securities held by Subscriber if Subscriber has not delivered an Opt-Out Notice. Accordingly, if:
(i)
the Company does not file a Registration Statement on or before the Filing Deadline;
(ii)
a Registration Statement is not declared effective by the SEC on or before the applicable Effectiveness Deadline or Additional Effectiveness Deadline;
(iii)
the Company extends any Suspension Event beyond a timeframe permitted by this Agreement; or

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(iv)
a Registration Statement is filed and declared effective but fails to be usable in violation of this Agreement (each such event referred to in foregoing clauses (i) through (iii) and this clause (iv), a “Registration Default”), then in such event, and subject to the limitations and exceptions set forth herein, including with respect to the occurrence of any Suspension Event, the Company hereby agrees to pay as a non-exclusive remedy to Subscriber who has not delivered an Opt-Out Notice prior to the occurrence of a Registration Default, interest on its Purchase Price equal to 0.50% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.50% per annum during each subsequent 90-day period; provided that in no event shall the such interest exceed 2.00% per annum; provided that no such interest will be payable to Subscriber on account of any Registration Default that is the fault of Subscriber; provided further that any such interest will cease to accrue for Subscriber hereunder when any such Registration Default will cease, be remedied or be cured. Notwithstanding anything herein and for the avoidance of doubt, there shall not be a Registration Default if and to the extent that such Registration Statement is not permitted under applicable law or by the SEC.

(h)
Indemnity.
(i)
The Company agrees to indemnify and hold harmless, to the extent permitted by law, Subscriber, its officers, directors, employees, advisers and agents and each person or entity who controls (within the meaning of the Securities Act or the Exchange Act) Subscriber and each affiliate (within the meaning of Rule 405 under the Securities Act) of Subscriber, from and against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, any reasonable and documented outside attorneys’ fees) resulting from, based upon or arising out of any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances in which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by or on behalf of Subscriber expressly for use therein.
(ii)
Subscriber agrees, severally and not jointly, to indemnify the Company, its directors, officers and agents and each person or entity who controls (within the meaning of the Securities Act or the Exchange Act) the Company and each affiliate (within the meaning of Rule 405 under the Securities Act) of the Company against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein in the case of the prospectus or preliminary prospectus in the light of the circumstances under which they were made, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of Subscriber expressly for use therein

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(including any information furnished to the Company in Subscriber’s Selling Stockholder Questionnaire).
(iii)
Any person or entity entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (2) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(iv)
The indemnification provided for under this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, Affiliate or controlling person or entity of such indemnified party and shall survive the transfer of the Subscription Shares purchased pursuant to this Agreement.
(v)
If the indemnification provided under this Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include,

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subject to the limitations set forth in Sections 8(g)(i), 8(g)(ii) and 8(g)(iii) above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8(g)(v) from any person or entity who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 8(g)(v) by any seller of Subscription Shares, together with any amounts under Section 8(g)(ii), shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Subscription Shares pursuant to the Registration Statement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Section 8.
9.
Company Covenants.
(a)
Participation Right. In the event that the Company sells any New Securities (as defined below) for cash at any time prior to its Phase 1 plant facility being fully commissioned after the date of this Agreement to any Major Holders, the Company shall also offer Subscriber the opportunity to purchase New Securities, in accordance with the terms and conditions set forth in this Section 9(a).
(i)
Right to Participate. Subject to applicable Law and the listing standards of the Principal Market, Subscriber shall have the right to purchase up to its Pro Rata Share (as defined below) of New Securities, at the same price and on the same material terms and conditions as those offered to any of the Major Holders in such financing.
(ii)
Notice. The Company shall give written notice (the “Participation Notice”) to Subscriber as to the specifics of the New Securities sold to the Major Holders, and the deadline by which Subscriber must notify the Company in writing of its intent to purchase up to its Pro Rata Share, which shall be no less than ten (10) Business Days after the date of the Participation Notice. Any closing on the purchase of Subscriber’s Pro Rata Share following delivery of Participation Notice shall occur at a date specified by the Company but no earlier than sixty (60) days following delivery of the Participation Notice by the Company, other than with the written consent of Subscriber; provided, however, that nothing in this Section 9(a) shall be construed to restrict or limit the Company’s ability to sell New Securities to the Major Holders prior to such purchase by Subscriber.
(iii)
Pro Rata Share. For purposes of this Section, Subscriber’s “Pro Rata Share” means the ratio of (i) the total number of Subscription Shares purchased by Subscriber pursuant to this Agreement to (ii)(1) the total number of shares of outstanding Common Stock held by the Major Holders as of the date of this Agreement plus (2) the total number of Subscription Shares purchased by Subscriber pursuant to this Agreement.
(iv)
New Securities. “New Securities” means any equity securities of the Company, including Common Stock, preferred stock, or any securities convertible into or exercisable for such equity securities, other than:
(1)
securities issued to employees, consultants, or directors pursuant to an equity incentive plan approved by the board of directors of the Company,

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(2)
securities issued upon conversion or exercise of currently outstanding convertible securities or options,
(3)
securities issued in connection with a strategic partnership, merger or acquisition, and
(4)
securities offered pursuant to a registration statement under the Securities Act.
(b)
[Reserved.]
10.
Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, (a) upon the mutual written agreement of each of the parties hereto to terminate this Agreement, (b) by Subscriber if any of the conditions set forth in Section 5 of this Agreement are not satisfied or waived, and as a result thereof the transactions contemplated by this Agreement are not consummated or (c) by the Company if any of the conditions set forth in Section 4 of this Agreement are not satisfied or waived, and as a result thereof the transactions contemplated by this Agreement are not consummated; provided, that nothing herein shall be deemed to release any party from any liability for any breach or failure to perform under this Agreement. For the avoidance of doubt, if any valid termination of this Agreement occurs or if the Company fails to perform its obligations in Section 3 after the payment by Subscriber of the Purchase Price for its Subscription Shares, the Company shall promptly (but not later than one (1) Business Day thereafter) return such Purchase Price to Subscriber without any deduction for or on account of any tax, withholding, charges or set-off.
11.
Transferability. Except as expressly provided in this Agreement, with respect to a transfer to Affiliates, the rights and obligations of Subscriber under this Agreement shall not be transferable or assignable to any Person that is not Subscriber without the written consent of the Company (other than the Subscription Shares acquired after Closing to an Affiliate or member of Subscriber, subject to applicable securities laws). The rights and obligations of the Company under this Agreement shall not be transferable or assignable by the Company to any other Person.
12.
Further Assurance. Subject to the other terms of this Agreement, the parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, in order to consummate the transactions contemplated by this Agreement, as applicable.
13.
Complete Agreement. Except as otherwise explicitly provided herein, this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, among the parties with respect thereto.
14.
GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. The parties agree that any action between them shall be heard in New York County, New York, and expressly consent to the

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jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.
15.
TRIAL BY JURY WAIVER. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
16.
Execution of Agreement. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com), each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said party.
17.
Rules of Construction. This Agreement is the product of negotiations among the parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any party by reason of that party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. Each party was represented by counsel during the negotiations and drafting of this Agreement and continue to be represented by counsel. Furthermore, this Agreement supersedes all prior understandings, whether written or oral, among the parties hereto with respect to the transactions and sets forth the entire understanding of the parties hereto with respect thereto. All references in this Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.
18.
Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties and their successors and permitted assigns, as applicable. There are no third party beneficiaries under this Agreement, and the rights or obligations of any party under this Agreement may not be assigned, delegated, or transferred to any other person or entity.
19.
Notices. All notices, consents, waivers and other communications hereunder shall be deemed given if in writing and delivered, by electronic mail, courier, or registered or certified mail (return receipt requested), to the following addresses (or at such other addresses as shall be specified by like notice). Any notice given by delivery, mail, or courier shall be effective when received.

If to the Company:

5E Advanced Materials, Inc.

9329 Mariposa Road, Suite 210

Hesperia, California 92344

Attention: Paul Weibel

E-mail: pweibel@5eadvancedmaterials.com

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With a copy (which shall not constitute notice or delivery of process) to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, California 92626

Attention: Drew Capurro

E-mail: drew.capurro@lw.com

If to a Subscriber: As indicated on Subscriber’s signature page to this Agreement.

20.
Fees and Expenses. The Company shall, and shall procure that the Company shall, pay and reimburse all reasonable fees and expenses when due incident to the performance of its obligations hereunder, including, but not limited to (i) the issuance and delivery of the Subscription Shares, (ii) all fees and disbursements of the Company’s counsel, (iii) any opinions from the Company’s counsel required to effect the resale of the Subscription Shares by Subscriber under applicable securities laws, and (iv) the fees and expenses incurred by the Company in connection with the listing or qualification of the Subscription Shares for trading on the Principal Market.
21.
Amendments and Waivers. This Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.
22.
Specific Performance. It is understood and agreed by the parties that money damages would be an insufficient remedy for any breach of this Agreement by any party, and each non-breaching party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach. Except as expressly set forth in this Agreement, each party hereby agrees that its right to specific performance as set forth in this Section of this Agreement shall be its sole and exclusive remedy with respect to any breach by any other party of this Agreement and that it may not seek or accept any other form of relief that may be available for any such breach of this Agreement (including monetary, punitive, indirect, special, consequential and/or any other damages or remedies).
23.
Indemnification. The Company shall defend, protect, indemnify and hold harmless Subscriber and each of its respective directors, officers, employees, consultants, agents, attorneys, or any other person affiliated with or representing Subscriber and such person (each, an “Indemnified Person”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Indemnified Person is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements, incurred by any Indemnified Person as a result of, or arising out of, or relating to any material misrepresentation or breach of any representation or warranty made by the Company in this Agreement, except for actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses directly caused by such Indemnified Person’s gross negligence or willful misconduct, in each case, as determined by a court of competent jurisdiction by final and non-appealable judgment.

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24.
Several, Not Joint, Claims. Except where otherwise specified, the agreements, representations, warranties, and obligations of the parties under this Agreement are, in all respects, several and not joint.
25.
Severability and Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect if essential terms and conditions of this Agreement for each party remain valid, binding, and enforceable.
26.
Remedies Cumulative. Subject to the “Specific Performance” Section, all rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such party.
27.
Survival. Notwithstanding anything in this Agreement to the contrary, the provisions that are required to be performed following the Closing shall survive in accordance with their respective terms, and if no term is specified, then for sixty (60) days following the expiration of the applicable statute of limitations (giving effect to any waiver, mitigation or extension thereof).
28.
Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be validly and properly executed by the undersigned, thereunto duly authorized, as of the date set forth above.

5E ADVANCED MATERIALS, INC.

By: /s/ Paul Weibel

Name: Paul Weibel

Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SUBSCRIBER SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned Subscriber has caused this Agreement to be validly and properly executed by the undersigned, a duly authorized representative of Subscriber, as of the date set forth above.

LAZARUS SECURITIES PTY LTD, an Australian Company

By: /s/ Dale Klynhout

Name: Dale Klynhout

Title: Director

All notices to Subscriber shall be delivered to:

LAZARUS SECURITIES PTY LTD

Attn: Yash Bhoola

GPO BOX 3187

Sydney

NSW 2001 Australia

Email: yash@lazaruscapitalpartners.com

With a copy (which shall not constitute notice or delivery of process) to:

Shannon Burman

Attn: Shannon Burman

Email: Shannon.Burman@pelotoncapital.com.au